SEMI-ANNUAL REPORT

President's Message

Dear Investor:

I am pleased to present the Semi-Annual Report for Federated U.S. Government Bond Fund. The report covers the six-month period ended February 29, 2000 and includes an investment review by the portfolio manager, a complete list of holdings, and the financial statements.

At the end of the reporting period, U.S. Treasury bonds comprised 87.7% of the fund's portfolio. The remaining holdings consisted of Federal Home Loan Bank securities and a repurchase agreement backed by U.S. Treasury obligations.

Over the six-month reporting period, the fund paid dividends totaling $0.26 per share and capital gains totaling $0.02 per share. The fund also produced a six-month total return of 2.87%.1 On February 29, 2000, net assets totaled $120 million.

Thank you for your participation in this quality approach to investment income. We welcome your questions and comments.

Sincerely,

Glen R. Johnson

Glen R. Johnson
President
April 15, 2000

1 Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Investment Review

Federated U.S. Government Bond Fund invests in U.S. government securities which include U.S. Treasury and agency obligations. The fund's average duration is managed within 20% of the duration of the Merrill Lynch 10+ Year Treasury Index.1

U.S. Treasury yields were on the rise during most of the fund's semi-annual reporting period, continuing the trend which began in the fourth quarter of 1998. 1999 was the worst year for the Treasury market since 1994 and the worst year ever for the 30-year Treasury bond. Stronger than expected U.S. economic growth combined with rebounding global economies fueled market fears of higher inflation. Market expectations shifted dramatically from pricing in further Federal Reserve Board ("Fed") easing during the fourth quarter of 1998 to pricing in a tighter Fed monetary policy. These expectations were realized when the federal funds target rate was increased for the first time since March 1997 from 4.75% to 5.00% in June 1999. The federal funds target rate was increased two more times to 5.50% by mid-November, reversing all three Fed easings implemented during the fall of 1998, and again in early February 2000 to 5.75%. While tighter Fed monetary policy pushed shorter-term yields higher, supply technicals, specifically Treasury buybacks and reduced issuance, drove longer-term yields lower, resulting in an inverted Treasury coupon curve since late January 2000. The 30-year Treasury bond yield, which was 6.06% at the end of August 1999, peaked at 6.75% in mid-January 2000. Since that time, the 30-year bond has significantly outperformed, ending the reporting period with a yield of 6.14%.

The fund increased its agency position to 16% when agency yield spreads widened versus Treasurys during the summer of 1999. Agencies outperformed Treasurys in late 1999, and the fund reduced the position to 11% by the end of the reporting period. Similar to 1998, agency issuance exceeded Treasury note and bond issuance in 1999.

The federal funds target rate was increased to 6.00% in mid-March 2000. The market dynamics supporting an inverted yield curve remain in place with more Treasury buybacks expected in late April, no 30-year Treasury auction during the May Refunding, and the likelihood of further tightening at the May Federal Open Market Committee meeting. However, in the absence of concrete evidence of rising inflation, Fed tightenings will be more moderate than aggressive. The fund's average duration ended the reporting period at 10.4 years and the fund's total return for the six months ended February 29, 2000 was 2.87%2 versus 3.05% for the Merrill Lynch 10+ Year Treasury Index.

1 The Merrill Lynch 10+ Year Treasury Index is an unmanaged index which includes U.S. Treasury securities with maturities of greater than 10 years. The index is produced by Merrill Lynch, Pierce, Fenner & Smith, Inc. Investments cannot be made in an index.

2 Performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Shareholder Meeting Results

A Special Meeting of Shareholders of Federated U.S. Government Bond Fund ("Fund") was held on November 15, 1999. On September 16, 1999, the record date for shareholders voting at the meeting, there were 12,246,069 total outstanding shares. The following items were considered by shareholders and the results of their voting were as follows:

AGENDA ITEM 1

Election of Trustees1 to serve until the election and qualification of their successors.

	For	Withheld Authority to Vote
Thomas G. Bigley	9,431,217	54,187
Nicholas P. Constantakis	9,431,217	54,187
John F. Cunningham	9,431,217	54,187
J. Christopher Donahue	9,431,217	54,187
Charles F. Mansfield	9,431,217	54,187
John E. Murray, Jr., J.D., S.J.D.	9,428,688	56,716
John S. Walsh	9,431,217	54,187

1 The following Trustees of the Fund continued their terms as Trustees of the Fund: John F. Donahue, John T. Conroy, Jr., Lawrence D. Ellis, M.D., Peter E. Madden, and Marjorie P. Smuts.

AGENDA ITEM 2

Approval of the proposed revisions of the Fund's fundamental investment policy regarding diversification of its investments.

For	Against	Abstentions and Broker Non-Votes
7,000,586	668,242	141,872

AGENDA ITEM 3

To amend the Fund's fundamental investment policy regarding borrowing money and issuing senior securities.

For	Against	Abstentions and Broker Non-Votes
7,000,586	668,242	141,872

AGENDA ITEM 4

To amend the Fund's fundamental investment policy regarding investments in real estate.

For	Against	Abstentions and Broker Non-Votes
7,000,586	668,242	141,872

AGENDA ITEM 5

To amend the Fund's fundamental investment policy regarding investments in commodities.

For	Against	Abstentions and Broker Non-Votes
7,000,586	668,242	141,872

AGENDA ITEM 6

To amend the Fund's fundamental investment policy regarding underwriting securities.

For	Against	Abstentions and Broker Non-Votes
7,000,586	668,242	141,872

AGENDA ITEM 7

To amend the Fund's fundamental investment policy regarding lending by the Fund.

For	Against	Abstentions and Broker Non-Votes
7,000,586	668,242	141,872

AGENDA ITEM 8

To amend the Fund's fundamental investment policy regarding concentration of the Fund's investments in the securities of companies in the same industry.

For	Against	Abstentions and Broker Non-Votes
7,000,586	668,242	141,872

AGENDA ITEM 9

To amend, and to make nonfundamental, the Fund's fundamental investment policy regarding buying securities on margin.

For	Against	Abstentions and Broker Non-Votes
7,000,586	668,242	141,872

AGENDA ITEM 10

To amend, and to make nonfundamental, the Fund's fundamental investment policy regarding pledging assets.

For	Against	Abstentions and Broker Non-Votes
7,000,586	668,242	141,872

AGENDA ITEM 11

To amend, and to make nonfundamental, the Fund's fundamental investment policy regarding investing in restricted securities and investing in illiquid securities.

For	Against	Abstentions and Broker Non-Votes
7,000,586	668,242	141,872

AGENDA ITEM 12

To amend, and to make nonfundamental, the Fund's fundamental investment policy regarding temporary investments.

For	Against	Abstentions and Broker Non-Votes
7,000,586	668,242	141,872

AGENDA ITEM 13

To make nonfundamental the Fund's fundamental investment policy regarding purchasing put options.

For	Against	Abstentions and Broker Non-Votes
7,000,586	668,242	141,872

AGENDA ITEM 14

To make nonfundamental the Fund's fundamental investment policy regarding selling call options.

For	Against	Abstentions and Broker Non-Votes
7,000,586	668,242	141,872

AGENDA ITEM 15

To make nonfundamental the Fund's fundamental investment policy regarding investing in when-issued and delayed delivery transactions.

For	Against	Abstentions and Broker Non-Votes
7,000,586	668,242	141,872

AGENDA ITEM 16

To make nonfundamental the Fund's fundamental investment policy regarding entering into reverse repurchase agreements.

For	Against	Abstentions and Broker Non-Votes
7,000,586	668,242	141,872

AGENDA ITEM 17

To remove the Fund's fundamental investment policy regarding selling securities short.

For	Against	Abstentions and Broker Non-Votes
6,982,363	664,808	163,529

AGENDA ITEM 18

To remove the Fund's fundamental investment policy on investing in oil, gas and minerals.

For	Against	Abstentions and Broker Non-Votes
6,982,363	664,808	163,529

AGENDA ITEM 19

To remove the Fund's fundamental investment policy on investing in securities of new issuers.

For	Against	Abstentions and Broker Non-Votes
6,982,363	664,808	163,529

AGENDA ITEM 20

To remove the Fund's fundamental investment policy on investing in issuers whose securities are owned by officers and Trustees.

For	Against	Abstentions and Broker Non-Votes
6,982,363	664,808	163,529

AGENDA ITEM 21

To remove the Fund's fundamental investment policy on investing for the purpose of exercising control.

For	Against	Abstentions and Broker Non-Votes
6,982,363	664,808	163,529

AGENDA ITEM 22

To remove the Fund's fundamental investment policy regarding short-term trading.

For	Against	Abstentions and Broker Non-Votes
6,982,363	664,808	163,529

AGENDA ITEM 23

To remove the Fund's fundamental investment policy confining investments to instruments that are permitted investments for federally chartered savings and loan institutions.

For	Against	Abstentions and Broker Non-Votes
6,982,363	664,808	163,529

AGENDA ITEM 24

To require the approval of a majority of the outstanding voting securities of the Fund in the event of the sale and conveyance of the assets of the Fund to another trust or corporation.

For	Against	Abstentions and Broker Non-Votes
7,586,954	77,815	145,931

AGENDA ITEM 25

To permit the Board of Trustees to liquidate assets of the Fund, or of its series or classes, and distribute the proceeds of such assets to the holders of such shares representing such interests, without seeking shareholder approval.

For	Against	Abstentions and Broker Non-Votes
7,139,402	477,936	193,362

Portfolio of Investments

FEBRUARY 29, 2000 (UNAUDITED)

Principal Amount		Value
	U.S. GOVERNMENT OBLIGATIONS--98.7%
	U.S. Treasury Bonds--87.7%
$3,650,000	9.250%, 2/15/2016	$4,624,222
4,750,000	8.750%, 5/15/2017	5,847,963
5,300,000	8.875%, 8/15/2017	6,607,828
1,500,000	9.125%, 5/15/2018	1,918,545
5,300,000	8.875%, 2/15/2019	6,675,244
5,000,000	8.125%, 8/15/2019	5,913,800
4,800,000	8.500%, 2/15/2020	5,891,232
5,600,000	8.750%, 5/15/2020	7,037,352
6,200,000	8.750%, 8/15/2020	7,803,258
3,200,000	8.125%, 5/15/2021	3,819,712
7,000,000	8.125%, 8/15/2021	8,365,840
6,200,000	8.000%, 11/15/2021	7,334,228
5,700,000	7.250%, 8/15/2022	6,267,777
3,300,000	7.625%, 11/15/2022	3,774,804
3,000,000	7.125%, 2/15/2023	3,257,400
3,350,000	6.750%, 8/15/2026	3,524,535
3,875,000	6.375%, 8/15/2027	3,896,157
3,000,000	6.125%, 11/15/2027	2,923,890
2,200,000	5.500%, 8/15/2028	1,967,196
5,000,000	5.250%, 11/15/2028	4,312,000
3,500,000	6.125%, 8/15/2029	3,441,130

	TOTAL	105,204,113

	Federal Home Loan Banks--11.0%
2,000,000	5.905%, 3/27/2008	1,824,900
5,500,000	5.925%, 4/9/2008	5,023,480
2,400,000	5.800%, 9/2/2008	2,178,120
Principal Amount		Value
	U.S. GOVERNMENT OBLIGATIONS--continued
	Federal Home Loan Banks--continued
$1,000,000	6.730%, 6/22/2009	$962,270
2,400,000	6.500%, 8/14/2009	2,271,456
1,000,000	6.500%, 11/13/2009	945,360

	TOTAL	13,205,586

	TOTAL U.S. GOVERNMENT OBLIGATIONS (IDENTIFIED COST $121,749,919)	118,409,699

	REPURCHASE AGREEMENT--0.6%[1]
740,000	Societe Generale New York, 5.750%, dated 2/29/2000, due 3/1/2000 (at amortized cost)	740,000

	TOTAL INVESTMENTS (IDENTIFIED COST $122,489,919)[2]	$119,149,699

1 The repurchase agreement is fully collateralized by U.S. Treasury obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

2 The cost of investments for federal tax purposes amounts to $122,489,919. The net unrealized depreciation of investments on a federal tax basis amounts to $3,340,220 which is comprised of $1,927,525 appreciation and $5,267,745 depreciation at February 29, 2000.

Note: The categories of investments are shown as a percentage of net assets ($119,981,489) at February 29, 2000.

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

FEBRUARY 29, 2000 (UNAUDITED)

Assets:
Total investments in securities, at value (identified and tax cost $122,489,919)		$119,149,699
Cash		790
Income receivable		1,212,376
Receivable for shares sold		149,275
Prepaid expenses		75,292

TOTAL ASSETS		120,587,432

Liabilities:
Payable for shares redeemed	$56,286
Income distribution payable	521,005
Accrued expenses	28,652

TOTAL LIABILITIES		605,943

Net assets for 12,266,535 shares outstanding		$119,981,489

Net Assets Consist of:
Paid-in capital		$124,532,360
Net unrealized depreciation of investments		(3,340,220)
Accumulated net realized loss on investments		(1,219,092)
Undistributed net investment income		8,441

TOTAL NET ASSETS		$119,981,489

Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$119,981,489 ÷ 12,266,535 shares outstanding		$9.78

See Notes which are an integral part of the Financial Statements

Statement of Operations

SIX MONTHS ENDED FEBRUARY 29, 2000 (UNAUDITED)

Investment Income:
Interest			$3,873,473

Expenses:
Investment adviser fee		$366,108
Administrative personnel and services fee		54,133
Custodian fees		4,013
Transfer and dividend disbursing agent fees and expenses		26,237
Directors'/Trustees' fees		5,040
Auditing fees		5,357
Legal fees		3,758
Portfolio accounting fees		20,095
Shareholder services fee		152,545
Share registration costs		20,460
Printing and postage		19,556
Insurance premiums		621
Miscellaneous		3,127

TOTAL EXPENSES		681,050

Waivers:
Waiver of investment adviser fee	$(37,677)
Waiver of shareholder services fee	(122,036)

TOTAL WAIVERS		(159,713)

Net expenses			521,337

Net investment income			3,352,136

Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments			(1,037,256)
Net change in unrealized depreciation of investments			922,841

Net realized and unrealized loss on investments			(114,415)

Change in net assets resulting from operations			$3,237,721

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

	Six Months Ended (unaudited) February 29, 2000	Year Ended August 31, 1999
Increase (Decrease) in Net Assets
Operations:
Net investment income	$3,352,136	$6,332,987
Net realized gain (loss) on investments ($(1,037,256) and $1,691,155, respectively, as computed for federal tax purposes)	(1,037,256)	1,696,736
Net change in unrealized depreciation of investments	922,841	(13,860,203)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	3,237,721	(5,830,480)

Distributions to Shareholders:
Distributions from net investment income	(3,352,384)	(6,330,231)
Distributions from net realized gains on investments	(265,570)	(2,523,976)

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(3,617,954)	(8,854,207)

Share Transactions:
Proceeds from sale of shares	30,975,815	129,758,394
Net asset value of shares issued to shareholders in payment of distributions declared	1,853,698	5,456,602
Cost of shares redeemed	(35,656,932)	(114,045,213)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(2,827,419)	21,169,783

Change in net assets	(3,207,652)	6,485,096

Net Assets:
Beginning of period	123,189,141	116,704,045

End of period (including undistributed net investment income of $8,441 and $8,689, respectively)	$119,981,489	$123,189,141

See Notes which are an integral part of the Financial Statements

Financial Highlights

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

	Six Months Ended (unaudited) February 29,	Year Ended August 31,
	2000	1999	1998	1997	1996	1995
Net Asset Value, Beginning of Period	$ 9.79	$11.00	$10.30	$ 9.94	$10.45	$ 9.72
Income From Investment Operations:
Net investment income	0.26	0.52	0.56	0.60	0.60	0.60
Net realized and unrealized gain (loss) on investments	0.01	(0.98)	1.01	0.48	(0.43)	0.73

TOTAL FROM INVESTMENT OPERATIONS	0.27	(0.46)	1.57	1.08	0.17	1.33

Less Distributions:
Distributions from net investment income	(0.26)	(0.52)	(0.56)	(0.60)	(0.60)	(0.60)
Distributions from net realized gain on investments	(0.02)	(0.23)	(0.31)	(0.12)	(0.08)	--

TOTAL DISTRIBUTIONS	(0.28)	(0.75)	(0.87)	(0.72)	(0.68)	(0.60)

Net Asset Value, End of Period	$ 9.78	$ 9.79	$11.00	$10.30	$ 9.94	$10.45

Total Return[1]	2.87%	(4.52%)	15.94%	11.13%	1.37%	14.34%

Ratios to Average Net Assets:

Expenses	0.85%[2]	0.85%	0.85%	0.85%	0.85%	0.85%

Net investment income	5.49%[2]	4.97%	5.29%	5.85%	5.71%	6.10%

Expense waiver/reimbursement[3]	0.26%[2]	0.27%	0.33%	0.36%	0.31%	0.22%

Supplemental Data:

Net assets, end of period (000 omitted)	$119,981	$123,189	$116,704	$68,641	$84,806	$124,696

Portfolio turnover	12%	100%	67%	90%	53%	37%

1 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

2 Computed on an annualized basis.

3 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

FEBRUARY 29, 2000 (UNAUDITED)

ORGANIZATION

Federated U.S. Government Bond Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The investment objective of the Fund is to pursue total return.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuation

U.S. government securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

CAPITAL STOCK

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).

Transactions in capital stock were as follows:

	Six Months Ended February 29, 2000	Year Ended August 31, 1999
Shares sold	3,206,539	12,143,703
Shares issued to shareholders in payment of distributions declared	191,734	511,945
Shares redeemed	(3,709,740)	(10,688,181)

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(311,467)	1,967,467

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.60% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.15% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

General

Certain of the Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the period ended February 29, 2000, were as follows:

Purchases	$14,277,975

Sales	$17,001,933

Trustees

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS

JOHN F. CUNNINGHAM

J. CHRISTOPHER DONAHUE

LAWRENCE D. ELLIS, M.D.

PETER E. MADDEN

CHARLES F. MANSFIELD, JR.

JOHN E. MURRAY, JR., J.D., S.J.D.

MARJORIE P. SMUTS

JOHN S. WALSH

Officers

JOHN F. DONAHUE

Chairman

GLEN R. JOHNSON

President

WILLIAM D. DAWSON III

Chief Investment Officer

J. CHRISTOPHER DONAHUE

Executive Vice President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

RICHARD B. FISHER

Vice President

RICHARD J. THOMAS

Treasurer

C. GRANT ANDERSON

Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses, and other information.

Federated
World-Class Investment Manager

SEMI-ANNUAL REPORT

Federated U.S. Government Bond Fund

SEMI-ANNUAL REPORT TO SHAREHOLDERS

FEBRUARY 29, 2000

Federated
Federated U.S. Government Bond Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
1-800-341-7400
www.federatedinvestors.com
Federated Securities Corp., Distributor

Cusip 314284100

8040402 (4/00)